Exhibit 99.19

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  October, 1999
           Series 1999-09, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      418,312.34
                                                                 ---------------
        (b)    Interest                                       $    2,873,495.03
                                                                 ---------------
        (c)    Total                                          $    3,291,807.37
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      286,724.92
                                                                 ---------------
        (b)    Interest                                       $    1,981,870.51
                                                                 ---------------
        (c)    Total                                          $    2,268,595.43
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      131,587.42
                                                                 ---------------
        (b)    Interest                                       $      891,624.52
                                                                 ---------------
        (c)    Total                                          $    1,023,211.94
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $       77,886.62
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    2,348,480.01
                                                                 ---------------
        (b)    Interest                                       $       14,211.22
                                                                 ---------------
        (c)    Total                                          $    2,362,691.23
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  482,904,502.68
                                                                 ---------------

13.     Available Funds:                                      $    5,634,424.55
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        1,438.71
                                                                 ---------------

18.      Total interest payments:                             $    2,789,745.56
                                                                 ---------------

19. Interest
                            Unpaid Class
     Accrued Certificate Interest Shortfalls      Interest
Class     Interest                                 Payable        Pay-out Rate
-----     --------       -------------------       -------        ------------
R    $           0.00   $               0.00   $           0.00   %0.000000000
1PO  $           0.00   $               0.00   $           0.00   %0.000000000
2PO  $           0.00   $               0.00   $           0.00   %0.000000000
1A1  $     484,263.97   $               0.00   $     484,263.97   %6.100000011
1A2  $     162,666.67   $               0.00   $     162,666.67   %6.100000125
1A4  $     256,612.21   $               0.00   $     256,612.21   %6.499999956
1A5  $           0.00   $               0.00   $           0.00   %0.000000000
1A6  $     213,750.00   $               0.00   $     213,750.00   %6.750000000
1A7  $       6,766.88   $               0.00   $       6,766.88   %6.750004988
1A8  $     339,365.00   $               0.00   $     339,365.00   %6.500000000
1A3  $     499,579.25   $               0.00   $     204,936.81   %8.270737091
1A9  $      23,590.18   $               0.00   $           0.00   %6.750000689
RL   $           0.00   $               0.00   $           0.00   %0.000000000
1S   $      54,157.30   $               0.00   $      54,157.30   %0.266883165
2A1  $     203,167.95   $               0.00   $     203,167.95   %6.750000080
2A2  $      20,548.13   $               0.00   $      20,548.13   %6.750001642
2A3  $      67,719.38   $               0.00   $      67,719.38   %6.750000498
2A4  $       9,843.75   $               0.00   $       9,843.75   %6.750000000
2A5  $     261,467.25   $               0.00   $     261,467.25   %6.749999934
2A6  $      11,250.00   $               0.00   $      11,250.00   %6.750000000
2A7  $      14,625.00   $               0.00   $      14,625.00   %6.750000000
2A8  $       5,625.00   $               0.00   $       5,625.00   %6.750000000
2A9  $      20,250.00   $               0.00   $      20,250.00   %6.750000000
2S   $      22,212.70   $               0.00   $      22,212.70   %0.303993618
M    $      51,930.73   $               0.00   $      51,930.73   %6.750000247
B1   $      21,050.12   $               0.00   $      21,050.12   %6.749999523
B2   $      12,625.59   $               0.00   $      12,625.59   %6.749999078
B3   $      14,037.15   $               0.00   $      14,037.15   %6.750000685
B4   $       5,618.22   $               0.00   $       5,618.22   %6.749999640
B5   $       7,023.13   $               0.00   $       7,023.13   %6.750001700

20.      Principal Distribution Amount:                          $ 2,844,678.99
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution     Accrual Amount
                                 ----------------------     --------------
        Class R                  $               0.00       $           0.00
        Class 1PO                $           6,050.73       $           0.00
        Class 2PO                $           1,053.47       $           0.00
        Class 1A1                $         894,365.55       $           0.00
        Class 1A2                $               0.00       $           0.00
        Class 1A4                $       1,097,757.95       $           0.00
        Class 1A5                $               0.00       $           0.00
        Class 1A6                $               0.00       $           0.00
        Class 1A7                $               0.00       $           0.00
        Class 1A8                $               0.00       $           0.00
        Class 1A3                $               0.00       $     294,642.44
        Class 1A9                $               0.00       $      23,590.18
        Class RL                 $               0.00       $           0.00
        Class 1S                 $               0.00       $           0.00
        Class 2A1                $         451,081.92       $           0.00
        Class 2A2                $               0.00       $           0.00
        Class 2A3                $               0.00       $           0.00
        Class 2A4                $               0.00       $           0.00
        Class 2A5                $         695,417.96       $           0.00
        Class 2A6                $               0.00       $           0.00
        Class 2A7                $               0.00       $           0.00
        Class 2A8                $               0.00       $           0.00
        Class 2A9                $               0.00       $           0.00
        Class 2S                 $               0.00       $           0.00
        Class M                  $           7,947.45       $           0.00
        Class B1                 $           3,221.50       $           0.00
        Class B2                 $           1,932.21       $           0.00
        Class B3                 $           2,148.24       $           0.00
        Class B4                 $             859.81       $           0.00
        Class B5                 $           1,074.82       $           0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
Agreement:
                                                            $              0.00
                                                               -----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
Agreement:
                                                            $              0.00
                                                               -----------------

24.     Subordinate Certificate Writedown Amount:           $              0.00
                                                               -----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                            $             0.00
                                                                ----------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $     96,628.60
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $           N/A
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------

                                            Category A   Category B   Category C
 5.     Senior Percentage:           % N/A     N/A          N/A          N/A
                                       ----    ----    ---------    ---------

 6.     Group I Senior Percentage:
                                     % N/A     N/A          N/A          N/A
                                       ----    ----    ---------    ---------

 7.     Group II Senior Percentage:
                                     % N/A     N/A          N/A          N/A
                                       ----    ----    ---------    ---------

 8.     Senior Prepayment Percentage:
                                     % N/A     N/A          N/A          N/A
                                       ----    ----    ---------    ---------

 9.     Group I Senior Prepayment
        Percentage:                  % N/A     N/A          N/A          N/A
                                       ----    ----    ---------    ---------

 10.    Group II Senior Prepayment
        Percentage:                  % N/A     N/A          N/A          N/A
                                       ----    ----    ---------    ---------

 11.    Junior Percentage:           % N/A
                                       ----

 12.    Junior Prepayment Percentage:
                                     % N/A
                                       ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services